Exhibit 10.9

                AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT
                                 (May 31, 1994)


     THIS AGREEMENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of May 31, 1994 by and among ALLWASTE, INC. (the "Company"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (individually, a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

RECITALS:

     A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "Credit Agreement").

     B. The Company, the Agent and the Banks now desire to amend the Credit Agreement in certain respects to, among other things, modify certain financial covenants contained in Section 5.3 of the Credit Agreement, modify the limit on capital expenditures contained in Section 6.14 of the Credit Agreement, and make certain other changes to the Credit Agreement, all as is more fully described hereinbelow, which shall control over any conflicting or inconsistent recitals above.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

     1. FINANCIAL TESTS MODIFIED. Section 5.3 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

          "5.3 Financial Tests.

          "(a) Have at all times a QUICK RATIO of not less than 1.00 to 1.00;

          "(b) have at all times during the periods indicated below, a TANGIBLE NET WORTH TO DEBT RATIO of not less than (i) 0.25 to 1.00 from and including August 1, 1994 to, but not including, November 4, 1994; (ii) 0.40 to 1.00 from and including November 4, 1994 to, but not including, February 28, 1995, and
(iii) 0.45 to 1.00 on February 28, 1995 and at all times thereafter; provided, that on the Step Up Date (whenever such date may occur) and at all times thereafter, have a Tangible Net Worth to Debt Ratio of not less than 0.50 to 1.00;

          "(c) have at all times during the periods indicated below, a TANGIBLE NET WORTH of not less than (i) $23,000,000 from and including August 1, 1994 to, but not including, November 4, 1994, and (ii) the Tangible Net Worth Floor plus the Tangible Net Worth Floor Adjustment, on November 4, 1994 and at all times thereafter; and

          "(d) have at all times during the periods indicated below, a CASH FLOW RATIO of not less than (i) 1.60 to 1.00 from and including August 1, 1994 to, but not including, November 4, 1994, and (ii) 1.75 to 1.00 on November 4, 1994 and at all times thereafter.

     "As used in this Section, "Step Up Date" shall mean the date occurring after the date hereof on which any issuance of any Stock of the Company (or any Subsidiary of the Company to any Person other then the Company or another of its Subsidiaries) pursuant to a public or private placement offering is completed."

     2. CAPITAL EXPENDITURES. The first sentence of Section 6.14 of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "Make expenditures for fixed or capital assets on a consolidated basis during any fiscal year of the Company (beginning with its 1994 fiscal year) in excess of (i) $38,000,000 in the aggregate for the 1994 fiscal year, and (ii) $30,000,000 in the aggregate for all fiscal years thereafter (provided, that, in calculating said amount for any fiscal year, expenditures for fixed or capital assets made by Subsidiaries of the Company, which were acquired during such fiscal year and accounted for as a pooling of interest, shall not be included to the extent that such expenditures were made prior to the time of acquisition)."

     3. CONDITIONS. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Banks each of the following, in Proper Form:

          (a) the written consent of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require; and

          (b) a Notice of Entire Agreement, DTPA Waiver and Release of Claims executed by the Company and each of the Guarantors as of the date hereof.

     4. AMENDMENT FEE WAIVED. Each of the Banks hereby waives the payment of the amendment fee contemplated in Section 2.16 of the Credit Agreement, as such amendment fee pertains to this Amendment, only.

     5. REPRESENTATIONS TRUE; No Default. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.

     6. RATIFICATION. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any o them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Docu ments are in all respects ratified and confirmed and remain in full force and effect.

     7. DEFINITIONS AND REFERENCES. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, documen or writing furnished to the Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

     8. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks and the Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

     IN WITNESS WHEREOF, the Company, the Banks and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                                         ALLWASTE, INC.,
                                                         a Delaware corporation



                                                       By:_____________________
                                                            R. L. Nelson, Jr.
                                                            President

ATTEST:

_________________
Douglas M. Cerny,
Secretary

                                             TEXAS COMMERCE BANK NATIONAL
                                             ASSOCIATION, a national banking
                                             association, as a Bank and as Agent


                                             By:_______________________________
                                                Richard L. Esdorn, III,
                                                Senior Vice President

                                             NATIONSBANK OF TEXAS, N.A.,
                                             a national banking association


                                             By:_______________________________
                                                Frank T. Hundley,
                                                 Vice President

                                             CITIBANK, N.A., a national
                                             banking association

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             FIRST INTERSTATE BANK OF TEXAS,
                                             N.A, a national banking association


                                             By:_______________________________
                                                Carol D. Birkofer,
                                                Corporate Banking Officer

                                             THE BANK OF NOVA SCOTIA,



                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             COMERICA BANK - TEXAS,
                                             a Texas banking association


                                             By:_______________________________
                                                Mitchell Schulman,
                                                Vice President

                                             LTCB TRUST COMPANY, a New York
                                             Trust Company

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________